Exhibit 10.1

AMENDMENT AGREEMENT No. 5 (this “Amendment”), dated as of March 22, 2013, among ARAMARK CORPORATION (as successor to RMK Acquisition Corporation) (the “U.S. Borrower”), ARAMARK Intermediate HoldCo Corporation, the subsidiaries of the U.S. Borrower party to the Credit Agreement (as defined below) (the “Guarantors”), New Lender and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) and as LC Facility Issuing Bank (in such capacity, the “LC Facility Issuing Bank”) to the Credit Agreement, dated as of January 26, 2007, as amended and restated as of March 26, 2010, as amended by Amendment Agreement No. 1 dated as of April 18, 2011, Amendment Agreement No. 2 dated as of February 29, 2012, Amendment No. 3 dated as of December 20, 2012 and Amendment No. 4 dated as of February 22, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers (as defined therein), ARAMARK Intermediate HoldCo Corporation, the Guarantors, the Agent and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).
WHEREAS, Section 2.19 of the Credit Agreement provides that the Credit Agreement may be supplemented without the consent of the Required Lenders to establish New Revolving Commitments;
WHEREAS, the U.S. Borrower has requested to establish New Revolving Commitments in the form of an increase of the aggregate principal amount of the outstanding U.S. Extended Revolving Commitments;
WHEREAS, Royal Bank of Canada (the “New Lender”) has agreed to provide a New Revolving Commitment;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.    Establishment of New Revolving Commitments. Subject to the terms and conditions set forth in this Amendment and in the Credit Agreement, as of the Amendment No. 5 Effective Date, the amount of the U.S. Extended Revolving Commitment, if any, of the New Lender shall be increased by $55,000,000. The New Lender agrees that its U.S. Extended Revolving Commitments shall be subject to the Loss Sharing Agreement and that it shall be a party thereto.
Section 2.    Representations and Warranties. The U.S. Borrower represents and warrants to the Agent and each Lender (including the New Lender) that the execution and delivery of this Amendment is within each applicable Loan Party’s corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity. This Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) for filings and registrations necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any of the Restricted Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of the Restricted Subsidiaries or their respective assets, or (other than as contemplated by this Amendment) give rise to a right thereunder to require any payment to be made by any Loan Party or any of the Restricted Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of the Restricted Subsidiaries, except Liens created pursuant to the Loan Documents, except, in the case of each of clauses (a) through (d) above, to the extent that any such violation, default or right, or any failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect.
Section 3.    Effectiveness. The Amendment shall become effective on the date (the “Amendment No. 5 Effective Date”) that each of the conditions set forth below in this Section has been satisfied:
(a)    Execution of this Amendment. The Agent (or its counsel) shall have received from the U.S. Borrower, each Guarantor, the Agent and the New Lender either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart hereof.
(b)    Legal Opinions. The Agent shall have received, on behalf of itself and the Lenders (including the New Lender) on the Amendment No. 5 Effective Date, a written opinion of Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties dated the Amendment No. 5 Effective Date, addressed to the Agent and the Lenders (including the New Lender) and in form and substance reasonably satisfactory to the Agent and covering such other matters relating to the Loan Documents and the transactions contemplated by this Amendment as the Agent shall reasonably request.
(c)    Officers’ Certificate. The Agent shall have received an Officers’ Certificate, dated as of the Amendment No. 5 Effective Date, certifying that the conditions set forth in Section 2.19(a)(i), (ii) and (iii) of the Credit Agreement are satisfied on the Amendment No. 5 Effective Date.
(d)    Insurance. The Agent shall have received, with respect to each Mortgaged Property, (x) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and (y) if any improvement is located on any portion of any Mortgaged Property in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), a notice about special flood hazard area status and flood disaster assistance duly executed by the U.S. Borrower and each Loan Party relating thereto and the evidence of flood insurance required by Section 5.10 of the Credit Agreement and the Flood

Insurance Laws. For purposes hereof, “Flood Insurance Laws” means (i) the National Flood Insurance Act of 1968, (ii) the Flood Disaster Protection Act of 1973, (iii) the National Flood Insurance Reform Act of 1994 and (iv) the Flood Insurance Reform Act of 2004 (and, in each case, any successor statute thereto).
Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission, including by e-mail with a “pdf” copy thereof attached, shall be effective as delivery of an original executed counterpart hereof.
Section 5.    Applicable Law; Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Section 6.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 8.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders (including the New Lender), the Agent, the LC Facility Issuing Bank or the Issuing Banks, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision thereof or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement and the other Loan Documents is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. For the avoidance of doubt, the New Lender shall be a Secured Party under the Credit Agreement. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 5 Effective Date, all references to the Credit Agreement in any other Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of each such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
ARAMARK CORPORATION

By:	/S/ Karen A. Wallace Name: Karen A. Wallace Title: Vice President and Treasurer
ARAMARK INTERMEDIATE HOLDCO CORPORATION

By:	/S/ Karen A. Wallace Name: Karen A. Wallace Title: Vice President and Treasurer

[Signature Page to Amendment]

ARAMARK AVIATION SERVICES LIMITED PARTNERSHIP
By: ARAMARK SMMS, LLC, its General Partner
By: ARAMARK CORPORATION, its sole member

By:    /S/ Karen A. Wallace
    Name: Karen A. Wallace
    Title: Vice President and Treasurer

ARAMARK MANAGEMENT SERVICES LIMITED PARTNERSHIP
By: ARAMARK SMMS, LLC, its General Partner
By: ARAMARK CORPORATION, its sole member

By:    /S/ Karen A. Wallace
    Name: Karen A. Wallace
    Title: Vice President and Treasurer

TAHOE ROCKET LP
By: ARAMARK SPORTS AND ENTERTAINMENT SERVICES, LLC, its General Partner

By:    /S/ Karen A. Wallace
    Name: Karen A. Wallace
    Title: Treasurer

[Signature Page to Amendment]

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO

By:    /S/ Karen A. Wallace
    Name: Karen A. Wallace
    Title: Treasurer

[Signature Page to Amendment]

Schedule I

No.	Debtor	Jurisdiction
1.	L&N Uniform Supply, LLC	California
2.	Lake Tahoe Cruises, LLC	California
3.	Paradise Hornblower, LLC	California
4.	Shoreline Operating Company, Inc.	California
5.	Addison Concessions, Inc.	Delaware
6.	ARAMARK Asia Management, LLC	Delaware
7.	ARAMARK Campus, LLC	Delaware
8.	ARAMARK Cleanroom Services (Puerto Rico), Inc.	Delaware
9.	ARAMARK Cleanroom Services, LLC	Delaware
10.	ARAMARK Confection, LLC	Delaware
11.	ARAMARK Correctional Services, LLC	Delaware
12.	ARAMARK CTS, LLC	Delaware
13.	ARAMARK Educational Group, LLC	Delaware
14.	ARAMARK Educational Services, LLC	Delaware
15.	ARAMARK Engineering Associates, LLC	Delaware
16.	ARAMARK Entertainment, LLC	Delaware
17.	ARAMARK Executive Management Services USA, Inc.	Delaware
18.	ARAMARK Facilities Management, LLC	Delaware
19.	ARAMARK Facility Services, LLC	Delaware
20.	ARAMARK FHC Business Services, LLC	Delaware
21.	ARAMARK FHC Campus Services, LLC	Delaware
22.	ARAMARK FHC Correctional Services, LLC	Delaware
23.	ARAMARK FHC Healthcare Support Services, LLC	Delaware
24.	ARAMARK FHC Refreshment Services, LLC	Delaware
25.	ARAMARK FHC School Support Services, LLC	Delaware
26.	ARAMARK FHC Services, LLC	Delaware

[Signature Page to Amendment]

No.	Debtor	Jurisdiction
27.	ARAMARK FHC Sports and Entertainment Services, LLC	Delaware
28.	ARAMARK FHC, LLC	Delaware
29.	ARAMARK Food and Support Services Group, Inc.	Delaware
30.	ARAMARK Food Service, LLC	Delaware
31.	ARAMARK FSM, LLC	Delaware
32.	ARAMARK Healthcare Support Services of the Virgin Islands, Inc.	Delaware
33.	ARAMARK Healthcare Support Services, LLC	Delaware
34.	ARAMARK Healthcare Technologies, LLC	Delaware
35.	ARAMARK India Holdings LLC	Delaware
36.	ARAMARK Industrial Services, LLC	Delaware
37.	ARAMARK Japan, Inc.	Delaware
38.	ARAMARK Marketing Services Group, Inc.	Delaware
39.	ARAMARK Organizational Services, Inc.	Delaware
40.	ARAMARK RAV, LLC	Delaware
41.	ARAMARK RBI, INC.	Delaware
42.	ARAMARK Refreshment Services, LLC	Delaware
43.	ARAMARK Schools, LLC	Delaware
44.	ARAMARK SCM, Inc.	Delaware
45.	ARAMARK Senior Living Services, LLC	Delaware
46.	ARAMARK Senior Notes Company	Delaware
47.	ARAMARK Services of Puerto Rico, Inc.	Delaware
48.	ARAMARK SM Management Services, Inc.	Delaware
49.	ARAMARK SMMS LLC	Delaware
50.	ARAMARK SMMS Real Estate LLC	Delaware
51.	ARAMARK Sports and Entertainment Group, LLC	Delaware
52.	ARAMARK Sports and Entertainment Services, LLC	Delaware

No.	Debtor	Jurisdiction
53.	ARAMARK Sports Facilities, LLC	Delaware
54.	ARAMARK Sports, LLC	Delaware
55.	ARAMARK Summer Games 1996, LLC	Delaware
56.	ARAMARK U.S. Offshore Services, LLC	Delaware
57.	ARAMARK Uniform & Career Apparel Group, Inc.	Delaware
58.	ARAMARK Uniform & Career Apparel, LLC	Delaware
59.	ARAMARK Uniform Manufacturing Company	Delaware
60.	ARAMARK Uniform Services (Baltimore) LLC	Delaware
61.	ARAMARK Uniform Services (Matchpoint) LLC	Delaware
62.	ARAMARK Uniform Services (Midwest) LLC	Delaware
63.	ARAMARK Uniform Services (Rochester) LLC	Delaware
64.	ARAMARK Uniform Services (Santa Ana) LLC	Delaware
65.	ARAMARK Uniform Services (Syracuse) LLC	Delaware
66.	ARAMARK Uniform Services (Texas) LLC	Delaware
67.	ARAMARK Uniform Services (West Adams) LLC	Delaware
68.	ARAMARK Venue Services, Inc.	Delaware
69.	ARAMARK/HMS, LLC	Delaware
70.	Delsac VIII, Inc.	Delaware
71.	Fine Host Holdings, LLC	Delaware
72.	Harrison Conference Associates, LLC	Delaware
73.	Harry M. Stevens, LLC	Delaware
74.	Landy Textile Rental Services, LLC	Delaware
75.	American Snack & Beverage, LLC	Florida
76.	ARAMARK Services Management of HI, Inc.	Hawaii
77.	ARAMARK Kitty Hawk, Inc.	Idaho
78.	Harrison Conference Center of Lake Bluff, Inc.	Illinois

No.	Debtor	Jurisdiction
79.	ARAMARK Distribution Services, Inc.	Illinois
80.	ARAMARK Services Management of IL, Inc.	Illinois
81.	ARAMARK Facility Management Corporation of Iowa	Iowa
82.	ARAMARK FHC Kansas, Inc.	Kansas
83.	ARAMARK Food Service Corporation of Kansas	Kansas
84.	ARAMARK Services of Kansas, Inc.	Kansas
85.	Harrison Conference Services of Massachusetts, LLC	Massachusetts
86.	Harrison Conference Services of Wellesley, LLC	Massachusetts
87.	ARAMARK Services Management of MI, Inc.	Michigan
88.	Restaura, Inc.	Michigan
89.	Travel Systems, LLC	Nevada
90.	ARAMARK Services Management of NJ, Inc.	New Jersey
91.	Harrison Conference Services of Princeton, Inc.	New Jersey
92.	Harry M. Stevens, Inc. of New Jersey	New Jersey
93.	Harrison Conference Center of Glen Cove, Inc.	New York
94.	Harrison Conference Services of North Carolina, LLC	North Carolina
95.	ARAMARK American Food Services, LLC	Ohio
96.	ARAMARK Services Management of OH, Inc.	Ohio
97.	ARAMARK Consumer Discount Company	Pennsylvania
98.	Harry M. Stevens, Inc. of Penn	Pennsylvania
99.	MyAssistant, Inc.	Pennsylvania
100.	ARAMARK Services Management of SC, Inc.	South Carolina
101.	ARAMARK Business Dining Services of Texas, LLC	Texas
102.	ARAMARK Educational Services of Texas, LLC	Texas
103.	ARAMARK Food Service of Texas, LLC	Texas
104.	ARAMARK Healthcare Support Services of Texas, Inc.	Texas

No.	Debtor	Jurisdiction
105.	ARAMARK Sports and Entertainment Services of Texas, LLC	Texas
106.	ARAMARK Educational Services of Vermont, Inc.	Vermont
107.	Overall Laundry Services, Inc.	Washington
108.	ARAMARK Capital Asset Services, LLC	Wisconsin
109.	ARAMARK Services Management of WI, Inc.	Wisconsin
110.	Kowalski-Dickow Associates, LLC	Wisconsin

JPMORGAN CHASE BANK, N.A.,
as Agent

By:	/S/ Dawn L. Leelum Name: Dawn L. LeeLum Title: Executive Director

ROYAL BANK OF CANADA,
as New Lender

By:	/S/ D.W. Scott Johnson Name: D.W. Scott Johnson Title: Authorized Signatory

[Signature Page to Amendment]